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                                                                   Exhibit 10.39

                          REGISTRATION RIGHTS AGREEMENT

         AGREEMENT (this "AGREEMENT"), dated as of August 29, 2000, by and among TRANSTECHNOLOGY CORPORATION (the "COMPANY"), a Delaware corporation, J. H. WHITNEY MEZZANINE FUND, L.P. ("WMF"), a Delaware limited partnership, ALBION ALLIANCE MEZZANINE FUND I, L.P. ("ALBION I"), a Delaware limited partnership, ALBION ALLIANCE MEZZANINE FUND II, L.P. ("ALBION II", and together with Albion I, the "ALBION FUNDS"), a Delaware limited partnership, THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES ("EQUITABLE"), a New York corporation, FLEET CORPORATE FINANCE, INC. ("FLEET"), a Massachusetts corporation and CITIZENS CAPITAL INC. ("CITIZENS"; and together with the WMF, the Albion Funds, Equitable and Fleet, the "PURCHASERS"), a Massachusetts corporation.

                              W I T N E S S E T H :

         WHEREAS, pursuant to the terms of the Securities Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of the date hereof, by and among the Company and the Purchasers (i) WMF will purchase from the Company (a) a Senior Subordinated Promissory Note (the "WMF NOTE") of the Company in the principal amount of $30,000,000 and (b) a warrant (the "WMF WARRANT") to purchase an aggregate of 171,041 shares of common stock, par value $.01 per share of the Company (the "COMMON STOCK"); (ii) Albion I will purchase from the Company (a) a Senior Subordinated Promissory Note (the "ALBION I NOTE") of the Company in the principal amount of $4,000,000 and (b) a warrant (the "ALBION I WARRANT") to purchase an aggregate of 22,805 shares of Common Stock; (iii) Albion II will purchase from the Company (a) a Senior Subordinated Promissory Note (the "ALBION II NOTE") of the Company in the principal amount of $8,500,000 and (b) a warrant (the "ALBION II WARRANT") to purchase an aggregate of 48,462 shares of Common Stock; (iv) Equitable will purchase from the Company (a) a Senior Subordinated Promissory Note (the "EQUITABLE NOTE") of the Company in the principal amount of $12,500,000 and (b) a warrant (the "EQUITABLE WARRANT") to purchase an aggregate of 71,267 shares of Common Stock; (v) Fleet will purchase from the Company (a) a Senior Subordinated Promissory Note (the "FLEET NOTE") of the Company in the principal amount of $12,500,000 and (b) a warrant (the "FLEET WARRANT") to purchase an aggregate of 71,267 shares of Common Stock; (vi) Citizens will purchase from the Company (a) a Senior Subordinated Promissory Note (the "CITIZENS NOTE"; and together with the WMF Note, the Albion I Note, the Albion II Note, the Equitable Note and the Fleet Note, the "NOTES") of the Company in the principal amount of $7,500,000 and (b) a warrant (the "CITIZENS WARRANT"; and together with the WMF Warrant, the the Albion I Warrant, the Albion II Warrant, the Equitable Warrant and the Fleet Warrant, the "WARRANTS") to purchase an aggregate of 42,760 shares of Common Stock; and

         WHEREAS, the Company and the other parties hereto desire to provide for the circumstances under which the Company will register securities of the Company on behalf of such other parties.

         NOW, THEREFORE, as an inducement to the Purchasers to consummate the transactions contemplated by the Purchase Agreement and in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the Company hereby covenants

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and agrees with the other parties hereto, and with each subsequent holder of
Restricted Securities (as such term is defined herein), as follows:

          SECTION 1 DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

          "ALBION I NOTE" shall have the meaning ascribed to such terms in the first Whereas clause.

          "ALBION I WARRANT" shall have the meaning ascribed to such terms in the first Whereas clause.

          "ALBION II NOTE" shall have the meaning ascribed to such terms in the first Whereas clause.

          "ALBION II WARRANT" shall have the meaning ascribed to such terms in the first Whereas clause.

          "CERTIFICATE OF INCORPORATION" shall mean the Certificate of Incorporation of the Company, as amended, in effect on the date hereof.

          "CITIZENS NOTE" shall have the meaning ascribed to such terms in the first Whereas clause.

          "CITIZEN WARRANT" shall have the meaning ascribed to such terms in the first Whereas clause.

          "COMMISSION" shall mean the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

          "EQUITABLE NOTE" shall have the meaning ascribed to such terms in the first Whereas clause.

          "EQUITABLE WARRANT" shall have the meaning ascribed to such terms in the first Whereas clause.

          "FLEET NOTE" shall have the meaning ascribed to such terms in the first Whereas clause.

          "FLEET WARRANT" shall have the meaning ascribed to such terms in the first Whereas clause.

          "INSTITUTIONAL INVESTORS" shall mean the Purchasers and their respective successors and assigns.

          "NOTES" shall have the meaning ascribed to such terms in the first Whereas clause.

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          "REGISTRATION EXPENSES" shall mean the expenses so described in
     Section 7 hereof.

          "RESTRICTED SECURITIES" shall mean the Notes, the Warrants and the Restricted Stock, for so long as the instruments or certificates evidencing such securities shall be required to bear the legend set forth in Section 2 hereof.

          "RESTRICTED STOCK" shall mean the shares of Common Stock underlying the Warrants, the certificates for which are required to bear the legend set forth in Section 2 hereof.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "SELLING EXPENSES" shall mean the expenses so described in Section 7 hereof.

          "THRESHOLD AMOUNT" shall mean that number of Institutional Investors holding at least 51% of the Restricted Stock then held by all Institutional Investors.

          "WARRANTS" shall have the meaning ascribed to such terms in the first Whereas clause.

          "WMF NOTE" shall have the meaning ascribed to such term in the first Whereas clause.

          "WMF PLEDGE" shall mean any pledge of the WMF Note, the WMF Warrant or the shares of stock issued upon exercise of the WMF Warrant pursuant to the terms of the partnership agreement or other agreement of WMF, pursuant to which WMF issued any bonds, promissory notes or other evidence of indebtedness.

          "WMF WARRANT" shall have the meaning ascribed to such term in the first Whereas clause.



     SECTION 2 RESTRICTIVE LEGEND. The Notes and each certificate representing the Restricted Securities and, except as otherwise provided in Section 3 hereof, each certificate issued upon exchange or transfer of any such Restricted Securities shall be stamped or otherwise imprinted with a legend substantially in the following form:

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS"

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     SECTION 3 NOTICE OF PROPOSED TRANSFER. Prior to any proposed transfer of any Restricted Securities (other than under the circumstances described in Section 5 hereof or in connection with the WMF Pledge), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon such holder shall be entitled to transfer such securities in accordance with the terms of its notice; PROVIDED, HOWEVER, that no such opinion of counsel shall be required for a transfer by a holder of Restricted Securities which is a partnership to a partner or employee of such holder or a retired partner or retired employee of such holder who retires after the date hereof, or to the estate of any such partner, retired partner, employee or retired employee, or a transfer by gift, will or intestate succession from any holder of Restricted Securities to his or her spouse or members of his or her or his or her spouse's family or a trust for the benefit of any of the foregoing persons, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were an original holder of Restricted Securities hereunder. All Restricted Securities transferred as above provided shall bear the legend set forth in Section 2, except that such securities shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 of the Securities Act (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act.

     SECTION 4 REQUIRED REGISTRATION.

          [INTENTIONALLY OMITTED]

     SECTION 5 INCIDENTAL REGISTRATION; FORM S-3 REGISTRATION.

     (a) If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-8 or another form not available for registering Restricted Stock for sale to the public), each such time it will give written notice to all holders of Restricted Stock of its intention to do so. Upon the written request of any such holder, given within 20 days after the date of any such notice, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered. The Company may withdraw any such registration statement before it becomes effective or postpone the offering of securities contemplated by such registration statement without any obligation to the holders of any Restricted Stock. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, any request by a holder pursuant to this Section 5 to register Restricted Stock shall specify that either (i) such Restricted Stock is to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through

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underwriters under such registration or (ii) such Restricted Stock is to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. The number of shares of Restricted Stock to be included in such an underwriting may be reduced (PRO RATA among the requesting holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; PROVIDED, HOWEVER, that if any shares are to be included in such underwriting for the account of any person other than the Company, the number of shares to be included by any such person shall be reduced first; and PROVIDED FURTHER, HOWEVER, that the number of any such shares held by any person other than the holders of Restricted Stock hereunder shall be reduced before the number of any such shares held by the holders of Restricted Stock hereunder is reduced. With respect to the first proviso of the preceding sentence, if the Company elects to reduce PRO RATA the amount of Restricted Stock proposed to be offered in the underwriting for the accounts of all persons other than the Company, for purposes of making any such reduction, each holder of Restricted Stock which is a partnership, together with the affiliates, partners, employees, retired partners and retired employees of such holder, the estates and family members of any such partners, employees, retired partners and retired employees and of their spouses, and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "person," and any PRO RATA reduction with respect to such "person" shall be based upon the aggregate number of shares of Restricted Stock owned by all entities and individuals included as such "person", as defined in this sentence (and the aggregate number so allocated to such "person" shall be allocated among the entities and individuals included in such "person" in such manner as such holder of Restricted Stock may reasonably determine). Notwithstanding anything to the contrary contained in this Section
5, in the event that there is an underwritten offering of securities of the Company pursuant to a registration covering Restricted Stock and a selling holder of Restricted Stock does not elect to sell his, her or its Restricted Stock to the underwriters of the Company's securities in connection with such offering, such holder shall refrain from selling such Restricted Stock not registered pursuant to this Section 5 during the period of distribution of the Company's securities by such underwriters and the period in which the underwriting syndicate participates in the after market; PROVIDED, HOWEVER, that such holder shall, in any event, be entitled to sell its Restricted Stock in connection with such registration commencing on the 120th day after the effective date of such registration statement.

     (b) If, at a time when Form S-3 is available for such registration, the Company shall receive from a Threshold Amount of Institutional Investors a written request or requests that the Company effect a registration on Form S-3 of any of such holders' Restricted Stock, the Company will promptly give written notice of the proposed registration to all other holders of Restricted Stock and, as soon as practicable, effect such registration and all such related qualifications and compliances as may be requested and as would permit or facilitate the sale and distribution of all Restricted Stock as are specified in such request and any written requests of other holders given within 20 days after receipt of such notice. The Company shall not be required to file a registration statement under Form S-3 if counsel to the Company opines to the requesting Institutional Investors that the filing of such a registration statement would require the disclosure of material non-public information about the Company, the disclosure of which could have a material adverse effect on the business or financial condition of the Company, in which event no such registration statement shall be filed until the earlier of the lapse of 90 days from the issuance of the opinion of Company counsel or the issuance of a

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subsequent opinion that such information is no longer required to be disclosed, is not material or non-public, or its disclosure would not have a material adverse effect on the business or financial condition of the Company; PROVIDED, HOWEVER, that the Company may not exercise its right under this clause more than once in any 12-month period. The Company shall have no obligation to effect a registration under this Section 5(b) unless either (i) all the outstanding shares of Restricted Stock are requested to be sold pursuant to such registration or (ii) the aggregate offering price of the securities requested to be sold pursuant to such registration is, in the good faith judgment of the Company, expected to be equal to or greater than $1,000,000. The Company shall be obliged to register Restricted Stock pursuant to requests made by a Threshold Amount of Institutional Investors under this Section 5(b) on two occasions only.

     SECTION 6 REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 5 hereof to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

         (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

         (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 6 (a) above and as to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

         (c) furnish to each seller and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

         (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter shall reasonably request;

         (e) immediately notify each seller under such registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

         (f) use its best efforts to furnish, at the request of any seller, on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such

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registration, addressed to the underwriters and to such seller, stating (A) that such registration statement has become effective under the Securities Act, (B) that, to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act and (C) that the registration statement and the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need not express any opinion as to financial statements contained therein), and to such other effects as may reasonably be requested by counsel for the underwriters or by such seller or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or such seller may reasonably request; and

         (g) make available for inspection by each seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

For purposes of Sections 6(a) and (b) above, the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby or nine months after the effective date thereof.

In connection with each registration hereunder, the selling holders of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be necessary in order to assure compliance with Federal and applicable state securities laws.

In the event that, in the judgment of the Company, it is advisable to suspend use of a prospectus included in a registration statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all selling holders of Restricted Stock, and provide a certificate of its Chief Financial Officer, to such effect, and, upon receipt of such notice and certificate, each selling holder of Restricted Stock shall immediately discontinue any sales of the Restricted Stock pursuant to such registration statement until such stockholder has received copies of a supplemented or amended prospectus or is advised in writing by the Company that the then current prospectus may be used and has received copies of any additional

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or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. In connection with each registration pursuant to
Section 5 hereof covering an underwritten public offering, the Company agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature, provided that such agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof and provided, further, that the time and place of the closing under said agreement shall be as mutually agreed upon between the Company and such managing underwriter.

     SECTION 7 EXPENSES. All expenses incurred by the Company in complying with
Section 5 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance and fees and expenses of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses, are herein called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are herein called "Selling Expenses." The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Section 5 hereof. All Selling Expenses incurred in connection with any sale of Restricted Stock by any participating seller shall be borne by such participating seller, or by such persons other than the Company (except to the extent the Company shall be a seller) as they may agree.

     SECTION 8 INDEMNIFICATION. In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 5 hereof, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder and each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any and all losses, claims, damages, expenses or liabilities, joint or several, to which such seller or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to
Section 5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such seller, such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus.

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In the event of a registration of any of the Restricted Stock under the
Securities Act pursuant to Section 5 hereof, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages, expenses or liabilities, joint or several, to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; PROVIDED, FURTHER, HOWEVER, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the net proceeds received by such seller from the sale of Restricted Stock covered by such registration statement. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under this Section 8 unless, and only to the extent that, such omission results in the indemnified party's forfeiture of substantive rights or defenses. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the

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indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified party as aforesaid, (ii) the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or that the interests of the indemnified party conflict with the interests of the indemnifying party, or
(iii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. If the indemnification provided for in the first two paragraphs of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the sellers of such Restricted Stock, on the other, in connection with the statement or omissions which resulted in such losses, claims, damages, liabilities or actions, as well as any other relevant equitable considerations including, without limitation, the failure to give any notice under the second paragraph of this Section 8. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the sellers of such Restricted Stock, on the other hand, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the sellers of Restricted Stock agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by PRO RATA allocation (even if all of the sellers of Restricted Stock were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this and the immediately preceding paragraph, the sellers of such Restricted Stock shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Common Stock sold by each of them was offered to the public exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement of omission, but not to exceed the net proceeds received by such seller on the sale of Restricted Stock covered by such Registration Statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The indemnification of underwriters provided for in this Section 8 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters and the indemnification of the sellers of Restricted Stock in such underwriting shall, at the sellers' request, be modified to conform to such terms and conditions. Upon the reasonable request of any stockholder selling Restricted Stock pursuant to a registration statement or any underwriter of such stock, the Company shall obtain, if reasonably available, an insurance policy covering the risks described above in this Section 8 in an amount and with a deductible reasonably requested by such seller or underwriter and naming such seller, any underwriter of such stock and any person controlling such seller or underwriter as beneficiaries. The costs of obtaining and maintaining any such insurance shall be borne by the Company.

     SECTION 9 CHANGES IN COMMON STOCK. If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted by this Agreement shall continue with respect to the Common Stock as so changed.

     SECTION 10 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each of the other parties hereto as follows (which representations and warranties shall survive the execution and delivery of this Agreement):

         (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or any of its subsidiaries.

         (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

     SECTION 11 RULE 144 REPORTING. The Company agrees with each of the other parties hereto as follows:

         (a) The Company shall make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after

90 days following the effective date of the first registration of the Company under the Securities Act of an offering of its securities to the general public.

(b) The Company shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act") at any time when the Company is subject to such reporting requirements of the Exchange Act.

(c) The Company shall furnish to each holder of Restricted Securities forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act (at any time when it is subject to such reporting requirements),
(ii) a copy of the most recent annual or quarterly report of the Company, and
(iii) such other reports and documents so filed as such holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a holder of Restricted Securities to sell any such securities without registration.

     SECTION 12 MISCELLANEOUS.

         (a) The obligations under Section 3 and the rights arising under Sections 5 shall terminate as to an Institutional Investor when (i) such Institutional Investor is no longer an "affiliate" as used in Rule 144 and (ii) such Institutional Investor is permitted to sell all Restricted Stock then held by it pursuant to Rule 144(k).

         (b) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, the registration rights conferred herein on the holders of Restricted Securities shall inure to the benefit of any and all subsequent holders from time to time of the Restricted Securities for so long as the certificates representing the Restricted Securities shall be required to bear the legend specified in Section 2 hereof.

         (c) All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier (with receipt confirmed), courier service or personal delivery:

                           1.       if to the Company:
                                    TransTechnology Corporation
                                    150 Allen Road
                                    Liberty Corner, NJ  07938
                                    Telecopier:  (908)  903-9691
                                    Attention:  Mr. Joseph Spanier

                                    with a copy to:

                                    Hahn Loeser & Parks, LLP
                                    3300 BP Tower
                                    200 Public Square
                                    Cleveland, OH 44114
                                    Telecopier:  (216) 241-2824
                                    Attention:  F. Ronald O'Keefe, Esq.

                           2.       if to WMF:
                                    J. H. Whitney Mezzanine Fund, L.P.
                                    177 Broad Street, 15th Floor
                                    Stamford, Connecticut 06901
                                    Telecopier No.:  (203) 973-1422
                                    Attention:  Mr. David A. Scherl
                                                Mr. Daniel J. O'Brien

                                    with a copy to:

                                    Morrison Cohen Singer & Weinstein, LLP
                                    750 Lexington Avenue
                                    New York, New York  10022
                                    Telecopier No.:  (212) 735-8704
                                    Attention:  Andrew M. Arsiotis, Esq.
                                                Jack Levy, Esq.

                           3.       if to Albion I:
                                    Albion Alliance Mezzanine Fund I, L.P.
                                    1345 Avenue of the Americas
                                    New York, New York  10105
                                    Telecopier No.:  (212) 969-6659
                                    Attention:  James R. Wilson

                                    with a copy to:

                                    Morrison Cohen Singer & Weinstein, LLP
                                    750 Lexington Avenue
                                    New York, New York  10022

                                    Telecopier No.:  (212) 735-8704
                                    Attention:   Andrew M. Arsiotis, Esq.
                                                 Jack Levy, Esq.

                           4.       If to Albion II:
                                    Albion Alliance Mezzanine Fund II, L.P.
                                    1345 Avenue of the Americas
                                    New York, New York  10105
                                    Telecopier No.:  (212) 969-6659
                                    Attention:  James R. Wilson

                                    with a copy to:

                                    Morrison Cohen Singer & Weinstein, LLP
                                    750 Lexington Avenue
                                    New York, New York  10022
                                    Telecopier No.:  (212) 735-8704
                                    Attention:   Andrew M. Arsiotis, Esq.
                                                 Jack Levy, Esq.

                           5.       if to Equitable:
                                    The Equitable Life Assurance Society of the
                                     United States
                                    c/o Albion Alliance
                                    1345 Avenue of the Americas
                                    New York, New York  10105
                                    Telecopier No.:  (212) 969-6659
                                    Attention:  James R. Wilson

                                    with a copy to:

                                    Morrison Cohen Singer & Weinstein, LLP
                                    750 Lexington Avenue
                                    New York, New York  10022
                                    Telecopier No.:  (212) 735-8704
                                    Attention:   Andrew M. Arsiotis, Esq.
                                                 Jack Levy, Esq.

                           6.       if to Fleet:
                                    Fleet Corporate Finance, Inc.
                                    One Federal Street
                                    Boston, MA  02110
                                    Telecopier No.:  (617) 434-4970
                                    Attention:  Bradley Stewart

                                    with a copy to:
                                    Morrison Cohen Singer & Weinstein, LLP
                                    750 Lexington Avenue

                                    New York, New York  10022
                                    Telecopier No.:  (212) 735-8704
                                    Attention:  Andrew M. Arsiotis, Esq.
                                                Jack Levy, Esq.

                           7.       If to Citizens:
                                    Citizens  Capital Inc.
                                    28 State Street
                                    Boston, MA  02109
                                    Telecopier No.:  (617) 725-5630
                                    Attention:  Randall L. Kutch

                                    with a copy to:

                                    Morrison Cohen Singer & Weinstein, LLP
                                    750 Lexington Avenue
                                    New York, New York  10022
                                    Telecopier No.:  (212) 735-8704
                                    Attention:  Andrew M. Arsiotis, Esq.
                                                Jack Levy, Esq.

or to such other address or addresses as shall have been furnished in writing to the other parties hereto. Each holder agrees, at all times, to provide the Company with an address for notices hereunder.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; if mailed, five Business Days (as defined in the Purchase Agreement) after being deposited in the mail, postage prepaid; or if telecopied, when receipt is acknowledged.

         (d) THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.

         (e) (I) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET

FORTH IN SECTION 12(C), SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

     (II) THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. THE COMPANY (X) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE PURCHASERS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PURCHASER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND
(Y) ACKNOWLEDGES THAT THE PURCHASERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

         (f) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in writing executed by the parties hereto in accordance with Section 11.4 of the Purchase Agreement.

         (g) Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) The Company (on the one hand) and the Institutional Investors (on the other hand) agree that any amendment to the Federal securities laws (and regulations promulgated thereunder (and related registration forms), and related state securities laws shall not affect the substantive registration requirements (and other obligations of the Company) set forth in this Agreement; and, following any such amendment, the Company shall continue to be required to cause the registration of Restricted Stock (and pay all Registration Expenses and provide indemnification) under the Federal securities laws, as amended, in a manner consistent to carry out the intent and purposes of (and on terms as similar as practicable as the terms set forth in) this Agreement.

         (i) If any one or more of the provisions contained in this Agreement, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions of this Agreement. The parties hereto further agree to replace such invalid, illegal or unenforceable provision of this Agreement with a valid, legal and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, illegal or unenforceable provision.

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                                       17

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                TRANSTECHNOLOGY CORPORATION


                                By:  /S/ Joseph F. Spanier
                                    --------------------------------------
                                    Name:    Joseph F. Spanier
                                    Title:   Vice President, Chief Financial
                                             Officer

                                J. H. WHITNEY MEZZANINE FUND, L.P.

                                By: Whitney GP, L.L.C.,


                                By:  /S/ Joseph D. Carrabino, Jr.
                                    --------------------------------------
                                    Name: Joseph D. Carrabino, Jr.
                                    A Managing Member


                                ALBION ALLIANCE MEZZANINE FUND I, L.P.

                                By: Albion Alliance LLC, its
                                    General Partner:

                                By:  /S/ James R. Wilson
                                    --------------------------------------
                                    Name: James R. Wilson
                                    Title: Senior Vice President


                                ALBION ALLIANCE MEZZANINE FUND II, L.P

                                By:  AA MEZZ II GP, LLC, its
                                       General Partner

                                By:   Albion Alliance LLC, its
                                       Sole Member


                                By: /S/ JAMES R. WILSON
                                    --------------------------------------
                                    Name: James R. Wilson
                                    Title:  Senior Vice President

                                THE EQUITABLE LIFE ASSURANCE SOCIETY OF
                                THE UNITED STATES

                                By:  /S/ James R. Wilson
                                    --------------------------------------
                                    Name: James R. Wilson
                                    Title:   Investment Officer


                                FLEET CORPORATE FINANCE, INC.

                                By:  /S/ Michael Browne
                                    --------------------------------------
                                    Name:  Michael Browne
                                    Title:  Managing Director

                                CITIZENS CAPITAL INC.

                                By:  /S/ Randall Kutch
                                    --------------------------------------
                                    Name:    Randall Kutch
                                    Title:   Director














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